UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2010

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 24, 2010, the U.S. Department of the Treasury (the “Treasury”) sold, in a secondary public offering, 2,532,542 warrants (the “Warrant Offering”), each representing the right to purchase one share of the common stock, no par value per share, of Valley National Bancorp (the “Company”), at an exercise price of $17.77 per share (the “Warrants”), pursuant to an underwriting agreement dated May 18, 2010 (the “Underwriting Agreement”) among the Company, Treasury and Deutsche Bank Securities Inc. as the underwriter. The public offering price and the allocation of the Warrants in this offering were determined by an auction process.

The Company did not receive any of the proceeds of the Warrant Offering. The Warrant Offering was only made under a prospectus supplement and the accompanying prospectus filed with the Securities and Exchange Commission pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-156370).

In connection with the Warrant Offering, the Company, its directors and certain of its officers have entered into 45-day “lock-up” agreement in substantially the form included in the Underwriting Agreement and subject to customary exceptions. Additionally, the Company entered into a warrant agreement dated May 18, 2010 (the “Warrant Agreement”) between the Company and American Stock Transfer & Trust Company, LLC as warrant agent.

In connection with the Warrant Offering, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:

•	as Exhibit 1.1, the Underwriting Agreement;

•	as Exhibit 4.1, the Warrant Agreement;

•	as Exhibit 4.2, the Warrants; and

•	as Exhibits 5.1 and 23.1, the legal opinion and consent of Day Pitney LLP relating to the Warrants to be issued and sold in the Warrant Offering.

The foregoing description of the Underwriting Agreement, Warrant Agreement, Warrants and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these documents and securities, forms or copies of which are incorporated by reference or are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated May 18, 2010, among Valley National Bancorp, the United States Department of the Treasury, and Deutsche Bank Securities Inc. as Underwriter.

4.1	Warrant Agreement, dated May 18, 2010, between Valley National Bancorp and American Stock Transfer & Trust Company, LLC (incorporated herein by reference to the Exhibit 4.1 of the Company’s Form 8-A filed on May 18, 2010).

4.2	Warrant (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-A filed on May 18, 2010).

5.1	Opinion of Day Pitney LLP regarding the legality of the Warrants to be issued and sold in the Offering.

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2010	VALLEY NATIONAL BANCORP

	By:	/S/ MITCHELL L. CRANDELL
Mitchell L. Crandell
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated May 18, 2010, among Valley National Bancorp, the United States Department of the Treasury, and Deutsche Bank Securities Inc. as Underwriter.

4.1	Warrant Agreement, dated May 18, 2010, between Valley National Bancorp and American Stock Transfer & Trust Company, LLC (incorporated herein by reference to the Exhibit 4.1 of the Company’s Form 8-A filed on May 18, 2010).

4.2	Warrant (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-A filed on May 18, 2010).

5.1	Opinion of Day Pitney LLP regarding the legality of the Warrants to be issued and sold in the Offering.

23.1	Consent of Day Pitney LLP (included in Exhibit 5.1).